Exhibit 10.11

AMENDMENT NO. 4
TO THE SECOND AMENDED AND RESTATED
2006 LONG TERM INCENTIVE PLAN FOR
NON-EMPLOYEE DIRECTORS OF THE COOPER COMPANIES, INC.

WHEREAS, The Cooper Companies, Inc. (the “Company”) has adopted the Second Amended and Restated 2006 Long Term Incentive Plan for Non-Employee Directors of the Cooper Companies, Inc. (the “Plan”); and

WHEREAS, Section 11 of the Plan permits the Board of Directors of the Company to amend the Plan, subject to certain limitations; and

WHEREAS, the Board of the Company desires to amend the Plan to permit Non-Employee Directors to adjust the timing and form of awards they will receive under Sections 5, 6, and 7 of the Plan, without adjusting the total value of awards to be received;

NOW, THEREFORE, the Plan is hereby amended as follows:

First:     The following sections in Section 2 shall be amended to read as follows and all references to such Definitions shall be accordingly adjusted throughout the document:

Section 2(a):	“Annual Equity Grant” shall mean the grant made to Non-Employee Directors each November 15, pursuant to Section 5 hereof.

Section 2(k):	“Mid-Year Equity Grant” shall mean the grants made to the Non-Employee Directors pursuant to Section 5(b) hereof.

Section 2(p):	“Restricted Stock Grants” shall mean both Annual Equity Grants or Mid-Year Equity Grants, or any portion thereof, made in the form of Restricted Stock pursuant to Sections 5 and 6 hereof.

SECOND:     Section 5(a) shall be deleted in its entirety and Sections 5(b), 5(c), and 5(d) shall be sequentially renumbered as Sections 5(a), 5(b), and 5(c) respectively. All references to Sections 5(b), 5(c), and 5(d) throughout the Plan document shall be considered to refer to Sections 5(a), 5(b), and 5(c) respectively.

THIRD:     The newly designated Section 5(a) (as renumbered by the second item above) shall be amended to read as follows:

“On each November 15 (or in the event November 15 is a weekend or holiday, of the principal stock exchange on which the Stock is then traded is not open, then on the first day thereafter on which the Stock is publicly traded), each Non-Employee Director shall be granted an Annual Equity Grant with a total value, based on the Fair Market Value on the day of grant, of $270,000 (or $285,500 for the Lead Director or $297,000 for the Chairman of the Board).

Such Annual Equity Award shall be granted in the form of Stock Options, Restricted Stock (including Restricted Stock Units), or a combination of these award types, subject to the provisions of Sections 6 and 7 hereof.”

FOURTH:     Section 6(a) of the Plan is hereby deleted and replaced in its entirety with:

“For any Annual Equity Grant, or any Mid-Year Equity Grant, or any portion thereof, which shall be composed of Restricted Stock, the number of shares of Restricted Stock (or the number of Restricted Stock Units) to be awarded shall be calculated by dividing the total value of the grant, or designated portion thereof, by the Fair Market Value on the date of grant, rounding to the nearest whole share.”

FIFTH:    The third sentence of Section 6(b) of the plan is hereby deleted and replaced in its entirety with:

Amendment No. 4 to the Second Amended and Restated 2006 LTIP for NEDs
Adopted: October 26, 2016                    1

Exhibit 10.11

“However, if Restricted Stock Grants are in the form of Restricted Stock Units, no purchase price shall apply to the Restricted Stock Grant.”

SIXTH:    The first two sentences of Section 7 of the Plan are hereby deleted and replaced with:

“For any Annual Equity Grant, or any Mid-Year Equity Grant, or any portion thereof, which shall be composed of Stock Options, the number of Stock Options awarded shall be calculated by first multiplying the Fair Market Value on the date of grant by the approved volatility rate for accounting purposes and then dividing the value of the Stock Option award by the resulting amount, rounding to the nearest whole share.”

SEVENTH:     The provisions of this amendment shall be effective October 26, 2016.

EIGHTH:     Except to the extent herein above set forth, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Amendment to the Plan to be executed by a duly authorized officer of the Company.

THE COOPER COMPANIES, INC.

By:    /s Carol R. Kaufman
Carol R. Kaufman

Title:	Executive Vice President, Secretary, Chief Administrative Officer & Chief Governance Officer

Amendment No. 4 to the Second Amended and Restated 2006 LTIP for NEDs
Adopted: October 26, 2016                    2